EXHIBIT 10.44

           TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of April 23, 2001 among: HS RESOURCES, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

     A. The Borrower, the Agent, and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, the Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996, the Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997, the Fourth Amendment to Amended and Restated Credit Agreement dated as of June 16, 1998, the Fifth Amendment to Amended and Restated Credit Agreement dated as of September 1, 1998, the Sixth Amendment to Amended and Restated Credit Agreement dated as of December 10, 1998, the Seventh Amendment to Amended and Restated Credit Agreement dated as of December 31, 1998, the Eighth Amendment to Amended and Restated Credit Agreement dated as of August 27, 1999, the Ninth Amendment to Amended and Restated Credit Agreement dated as of October 28, 1999, the Tenth Amendment to Amended and Restated Credit Agreement dated as of May 16, 2000 and the Eleventh Amendment to Amended and Restated Credit Agreement dated as of November 28, 2000 (as amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein;

     B. The Borrower, the Agent, and the Lenders desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

              "Twelfth Amendment" shall mean that certain Twelfth Amendment to Amended and Restated Credit Agreement dated as of April 23, 2001, among the Borrower, the Lenders and the Agent.

     3. Section 9.01(q) of the Credit Agreement is hereby amended to read as follows:


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              "(q) the obligations of HS Gathering, LLC under the lease of the LaSalle Wattenberg Equipment and the guaranty of such obligations by the Borrower; provided that the cost of the LaSalle Wattenberg Equipment shall not exceed $20,000,000."

     4. Section 9.20(a) of the Credit Agreement is hereby amended by adding the following clause at the end of the last sentence of such section:

              "; provided, further that the Company may redeem up to $75,000,000 of principal of the 93 Subordinated Notes if immediately before and immediately after any such redemption (i) no Event of Default exists and is continuing, (ii) the Utilization Percentage is no greater than 80% and (iii) the amount paid for redemptions of the 93 Subordinated Notes pursuant to this clause for principal, premium and penalty does not exceed $76,000,000 on an aggregate cumulative basis."

     5. This Amendment shall become binding on the Lenders when, and only when, the following conditions shall have been satisfied and the Agent shall have received each of the following, as applicable, in form and substance satisfactory to the Agent or its counsel:

              (a) counterparts of this Amendment executed by the Borrower and the Majority Lenders and ratified by HS Gathering, LLC.

     6. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     7. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

     8. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth in the opening paragraph of this Amendment.

                              [SIGNATURES OMITTED]

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                                  RATIFICATION
                                  ------------

         The undersigned ("Guarantor") hereby agrees that its liabilities under its Guaranty Agreement dated as of October 28, 1999 ("Guaranty") guaranteeing the indebtedness, obligations and liabilities of HS Resources, Inc. under that certain Amended and Restated Credit Agreement dated as of June 14, 1996 as amended and certain other documents, shall remain enforceable against Guarantor in accordance with the terms of its Guaranty and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Twelfth Amendment to Amended and Restated Credit Amendment. Guarantor hereby confirms and ratifies its liabilities under its Guaranty in all respects.


                                   HS GATHERING, L.L.C.
                                   by HS Resources, Inc., its sole member


                                   By: /s/ THEODORE GAZULIS
                                      ------------------------------------------
                                   Name: Theodore Gazulis
                                   Title: VP




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